ROYALTY AND STREAM TRANSACTIONS	12 Months Ended
Dec. 31, 2021
ROYALTY AND STREAM TRANSACTIONS
ROYALTY AND STREAM TRANSACTIONS

4.    ROYALTY AND STREAM TRANSACTIONS

a)    During the Year Ended December 31, 2021

Increase and Expansion of Royalty Interest at Omolon

In October 2021, Maverix completed an agreement with Polymetal International plc (“Polymetal”) to increase and expand Maverix’s royalty interest in Polymetal’s Omolon hub operation located in the Magadan Region, Russia.Maverix made a cash payment of $23.5 million to increase its effective interest to a 2.5% gross revenue royalty and expand the royalty coverage to include all licenses that currently comprise the Omolon hub and received a one-time bonus royalty of $3.2 million based on the fourth quarter production at the Omolon hub. Upon sales of one million gold equivalent ounces at Omolon, post completion of the transaction, the effective interest will decrease from 2.5% to 2.0%, and upon sales of 1.2 million gold equivalent ounces, Maverix will make an additional $1.5 million cash payment.

Royalty Portfolio

In June 2021, the Company completed the Purchase and Sale Agreement entered into with Pan American Silver Corp. (“Pan American”) to acquire a portfolio of six royalties (the “Royalty Portfolio”). As consideration for the Royalty Portfolio, the Company issued 491,071 common shares and paid $7.0 million in cash.

The fair value of the Royalty Portfolio acquired was determined to be $9.8 million. The Company used comparable transactions for exploration or other assets to determine the fair value of the individual assets within the Royalty Portfolio. The excess of the fair value of the Royalty Portfolio of $9.8 million over the cash consideration paid of $7.0 million was allocated to the common shares.

The significant royalties acquired in the Royalty Portfolio include the 1.0%-2.5% NSR royalty on the Fenn-Gib gold project owned by Mayfair Gold Corp. and the 3.0% NSR royalty on the Recuperada project owned by Silver X Mining Corp. The Company also acquired four exploration stage royalties, of which, there are two in Canada and one in each of the United States and Mexico.

Hope Bay

In August 2019, the Company entered into an agreement to purchase an additional 1.5% NSR royalty on the Hope Bay mine in Nunavut, Canada, previously owned and operated by TMAC Resources Inc. (“TMAC”) for a cash payment of $40.0 million (the “Additional Royalty”). Under the Additional Royalty agreement, TMAC had the right to buy back the entire Additional Royalty for a cash payment of $50.0 million in the event of a change of control transaction of TMAC (as defined in the Additional Royalty agreement) that was announced prior to June 30, 2021.

In February 2021, Agnico Eagle Mines Limited (“Agnico Eagle”) completed the acquisition of TMAC. Concurrent with the acquisition, Agnico Eagle provided notice to the Company and exercised the buy back right with respect to 1.5% of the total 2.5% NSR royalty the Company owned on the Hope Bay mine. As a result of the buy back, the Company received $50.0 million and recorded a gain on the buy back of the Hope Bay royalty interest of $11.0 million. The Company has retained a 1% NSR royalty on the Hope Bay mine that is not subject to any further reduction.

Additional El Mochito Stream

In March 2021, the Company converted all amounts outstanding under a $1.0 million convertible debenture into an additional 5% silver Stream on the operating El Mochito mine on the same terms as the existing El Mochito silver Stream (the “Additional Silver Stream”). The Company used a discounted cash flow model to determine the fair value of the Additional Silver Stream and recognized a $2.4 million gain on the conversion of the debenture. The discounted cash flow model used a discount rate of 10% and a silver price based on analyst metal price projections and management expectations. Upon conversion, Maverix had a 27.5% silver Stream on the El Mochito mine.

Under the El Mochito Stream agreement, if 3.0 million ounces of payable silver were produced at the mine prior to April 1, 2022, the Company’s silver purchase entitlement would decrease to 25%. In November 2021, the El Mochito mine met the 3.0 million ounces of payable silver production threshold and the Company’s silver Stream interest was reduced to 25%. The Company’s silver Stream is not subject to any further reduction.

b)    During the Year Ended December 31, 2020

Newmont Portfolio Acquisition

In October 2020, the Company completed the Purchase and Sale Agreement (the “Agreement”) entered into with Newmont Corporation (“Newmont”) to acquire a portfolio of 11 royalties (the “Newmont Portfolio”). As consideration for the Newmont Portfolio, the Company issued 12,000,000 common shares and paid $15.0 million in cash and has agreed to make contingent cash payments of up to $15.0 million if certain production milestones at certain underlying assets are achieved within five years of closing the Agreement.

Certain of the royalties that were due to be transferred pursuant to the Agreement were subject to certain restrictions on transfer, including a right of first refusal that permitted the underlying property owner the right to repurchase the specific royalty for cash consideration. The Company has committed to dispose the 1.0% NSR royalty on the Yecora project for cash consideration of $1.5 million. The Yecora royalty was classified as an asset held for sale at the time of acquisition and at December 31, 2020. The Yecora royalty sale was completed during the year ended December 31, 2021.

The fair value of the Newmont Portfolio acquired was determined to be $75.0 million. The Company used discounted cash flow models for near-term development assets and comparable transactions for exploration or other assets to determine the fair value of the individual assets within the Newmont Portfolio. The discounted cash flow models used discount rates of 4% to 15% depending on the stage and risk profile of the assets. Metal prices were based on analyst metal price projections and management expectations.

The excess of the fair value of the Newmont Portfolio of $75.0 million over the cash consideration paid of $15.0 million was allocated to the common shares.

The significant royalties acquired in the Newmont Portfolio include the 2.0% NSR royalty on the oxide and transitional ore of the Camino Rojo project owned by Orla Mining Ltd. and the 1.0% NSR royalty on the Cerro Blanco project owned by Bluestone Resources Inc. The Company also acquired nine development and exploration stage royalties, of which, there are four in the United States, two in Canada and three in Mexico.

Beta Hunt Royalty Amendment

In September 2020, Maverix closed an agreement with Karora Resources Inc. to reduce the gold royalty on the Beta Hunt mine from 7.5% to 4.75%, effective July 1, 2020 (the “Amendment”). Upon closing the Amendment, Maverix received $13.0 million for the reduction of its royalty interest in the Beta Hunt mine and received $2.5 million of the $5.0 million one-time bonus royalty (the “Bonus Royalty Payment”). The remaining $2.5 million of the Bonus Royalty Payment owing was paid in January 2021. The Bonus Royalty Payment was recorded as deferred revenue and was being amortized into royalty revenue over approximately one and a half years ending in 2021. The Company recorded $3.1 million in tax expense during the year ended December 31, 2020 as a result of the Amendment.